EXHIBIT A

      Pursuant to Rule 13d-1(f)(l)(iii) promulgated by the Securities and Exchange Commission, the undersigned agree that the statement to which this Exhibit is attached is filed on their behalf and in the capacities set out herein below.

Dated: September 28, 1995                    HANSEATIC CORPORATION


                                             By s/Paul A. Biddelman

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                                               Paul A. Biddelman


Dated: September 28, 1995
                                             s/Wolfgang Traber

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                                             Wolfgang Traber